GREAT-WEST FUNDS, INC.

Great-West U.S. Government Mortgage Securities Fund

Institutional Class Ticker: MXDQX

Investor Class (formerly Initial Class) Ticker: MXGMX

(the “Fund”)

Supplement dated June 2, 2017 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017, and the Statement of Additional Information

for Great-West Funds, Inc., dated May 1, 2017 (the “SAI”)

Catherine Tocher, Senior Vice President & Chief Investment Officer, recently announced her plan to retire on August 1, 2017 (the “Effective Date”). Therefore, as of the Effective Date, Ms. Tocher will no longer serve as a portfolio manager to the Fund. Additionally, as of the Effective Date, Nate Simons will no longer be a portfolio manager to the Fund. All references to Catherine Tocher and Nate Simons in the Fund Prospectus, Summary Prospectus, and SAI are hereby deleted in their entirety as of the Effective Date.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017, and the Statement of Additional Information for Great-West Funds, Inc., dated May 1, 2017.

Please keep this Supplement for future reference.